FORM 8


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                       AMENDMENT TO APPLICATION OR REPORT

                Filed Pursuant to Section 12, 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                  ISRAMCO, INC.

                                 Amendment No. 2




     The undersigned registrant hereby amends Form 8-K filed for the month of February 1997 and dated February 14, 1997 on Form 8 as set forth in the pages attached hereto:

     To provide a Statement of Revenues and Direct Operating Expenses of the Snyder Oil Corporation Property for the year ended December 31, 1996 and Pro Forma Condensed Consolidatd Balance Sheet and Statement of Operations for Isramco, Inc. and its Subsidiaries.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.




                                               ISRAMCO, INC.

                                               (Registrant)



                                               By: /S/  HAIM TSUFF
                                                   -----------------------------
                                                        HAIM TSUFF
                                                        Chairman of the Board


Date:  May 13, 1997

                              JAY PETROLEUM, L.L.C.
                          (A Limited Liability Company)


                                 Houston, Texas


                                FINANCIAL REPORT


                                December 31, 1996

                                TABLE OF CONTENTS

                                                               Page Number
                                                               -----------

Independent Auditors' Report                                        1

Statement of Revenues and Direct Operating Expenses                 2

Notes to Financial Statements                                       3

Pro Forma Condensed Consolidated Balance Sheet                      5

Pro Forma Condensed Consolidated Statement of Operations            6

                              JAY PETROLEUM, L.L.C.

                                 Houston, Texas


             STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES OF
                       THE SNYDER OIL CORPORATION PROPERTY


                      For the Year Ended December 31, 1996

                          Independent Auditors' Report





Members
Jay Petroleum, L.L.C.
Houston, Texas


We have audited the accompanying Statement of Revenues and Direct Operating Expenses of the Snyder Oil Corporation Property of Jay Petroleum, L.L.C. (a limited liability company) for the year ended December 31, 1996. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and direct operating expenses of the Snyder Oil Corporation Property of Jay Petroleum, L.L.C. for the year ended December 31, 1996, in conformity with generally accepted accounting principles.





WEINSTEIN SPIRA & COMPANY, P.C.
Houston, Texas
April 18, 1997

                              JAY PETROLEUM, L.L.C.
                          (A Limited Liability Company)

                         SNYDER OIL CORPORATION PROPERTY
               STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES
                      For the Year Ended December 31, 1996







Revenues:
   Oil                                                                $  529,783
   Gas                                                                   917,197
                                                                      ----------
                                                                       1,446,980

Direct Operating Expenses:
   Lease operating                                    $   346,460
   Depletion, depreciation and amortization               326,112
   Workover                                               114,108        786,680
                                                      -----------      ---------
Revenues in Excess of Direct Operating Expenses                        $ 660,300
                                                                       =========

                              JAY PETROLEUM, L.L.C.
                          (A Limited Liability Company)

                         SNYDER OIL CORPORATION PROPERTY
                          NOTES TO FINANCIAL STATEMENT
                                December 31, 1996



Note 1 - Significant Accounting Policies

Jay Petroleum, L.L.C. (the Company) maintains its accounts on the accrual basis of accounting in accordance with generally accepted accounting principles. Accounting principles followed by the Company and the methods of applying those principles which materially affect the results of operations are summarized below:

     Oil and Gas Property

     The Company follows the successful efforts method of accounting for oil and
     gas  property   acquisition,   exploration,   development   and  production
     activities.

     Oil and gas property acquisition costs, exploration well costs and development costs are capitalized as incurred. Net capitalized costs of unproved property and exploration well costs are reclassified as proved property and well costs when related proved reserves are found. If an exploration well is unsuccessful in finding proved reserves, the capitalized well costs, including geological and geophysical costs, are charged to exploration expense as incurred. Costs to operate and maintain wells and field equipment are expensed as incurred.

     Depletion and depreciation of proved properties are computed on an individual field basis using the unit-of-production method based upon proved oil and gas reserves attributable to the field.

     Capitalized costs of unproved properties are periodically assessed for impairment. Impairment provisions are charged to exploration expense. Net capitalized costs of proved properties are periodically assessed for impairment, generally by field, pursuant to Statement of Financial Accounting Standards No. 121. The Company records impairment to the extent that the carrying value of the property exceeds the fair value of the property.

     Revenue Recognition

     Revenues from the sale of oil and gas production are recognized when title passes, net of royalties.

     Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                              JAY PETROLEUM, L.L.C.
                          (A Limited Liability Company)

                         SNYDER OIL CORPORATION PROPERTY
                    NOTES TO FINANCIAL STATEMENT (Continued)
                                December 31, 1996




Note 2 - Property Acquisition

On December 30, 1996, the Company agreed to purchase certain oil and gas properties from Snyder Oil Corporation for $3,100,000. The purchase, which closed on February 13, 1997, had an effective date of July 1, 1996, and a net purchase price of $2,765,104, including acquisition costs of $211,022. The cost was allocated to leasehold costs and lease and well equipment based upon the relative fair market value of the properties. This financial statement reflects the revenues and direct operating expenses of those properties for the year ended December 31, 1996. Depreciation and depletion have been calculated on a pro-forma basis.

                                                ISRAMCO, INC. AND SUBSIDIARIES

                                      PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                                  DECEMBER 31, 1996
                                                      (Unaudited)
                                                     (in thousands)

The following pro forma condensed consolidated balance sheet gives effect to the acquisition of 82.9% of Jay Petroleum, L.L.C. ("Jay") by Isramco and Jay's acquisition of certain oil and gas properties from Snyder Oil Corporation (the
"Snyder Properties") as if such acquisitions had occurred on December 31, 1996.

     Assets                          Isramco         Jay      Combined      Adjustments      Eliminations     Consolidated
     ------                          -------         ---      --------      -----------      ------------     ------------

Current assets                       $22,815        $  236     $23,051      $(1,174) (1)                         $22,423
                                                                                546  (2)
Oil and gas property
  and equipment                          163         1,840       2,003        2,765  (2)       $  462 (3)          5,230

Less: accumulated depreciation,
  depletion and amortization             (98)          (81)       (179)                                             (179)

Covenant's not to compete                383                       383                                               383

Investment in Jay Petroleum,L.L.C.                                            1,174 (1)        (1,174) (3)

Other assets                                            36          36                                                36
                                     -------        ------      ------                                           -------

        T O T A L                    $23,263       $2,031      $25,294                                           $27,893
                                     =======       ======      =======                                           =======



        LIABILITIES AND EQUITY
        ----------------------

Current liabilities                  $   334       $  141      $   475          211  (2)                          $   686

Long-term debt                                      1,030        1,030        3,100  (2)                            4,130

Minority interest                                                                                148 (3)              148

Jay's members' equity                                 860          860                          (860)(3)

Shareholders' equity                 22,929                     22,929                                             22,929
                                     ------        ------       ------                                            -------

        T O T A L                   $23,263        $2,031      $25,294                                            $27,893
                                    =======        ======      =======                                            =======

(1) To record the purchase of 82.9% of Jay for $1,173,900 and to allocate the purchase to the assets and liabilities acquired in accordance with their relative fair values.

(2) To record Jay's purchase of the Snyder Properties at a net purchase price of $2,765,000, including acquisition costs of $211,000, bank financing of $3,100,000 and receivable from the operator of $546,000.

(3)  To eliminate Jay's equity and record the minority interest.


                             ISRAMCO, INC. AND SUBSIDIARIES

                   PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                                   DECEMBER 31, 1996
                        (in thousands except for share data)

The following pro forma condensed consolidated statement of income of Isramco, Inc. gives effect to the acquisition of 82.9% of Jay Petroleum, L.L.C. ("Jay") and Jay's acquisition of certain oil and gas properties from Snyder Oil Corporation (the "Snyder Oil Corporation (the "Snyder Properties") as if such acquisitions had occurred on March 1, 1996.


                                                                            Consolidating
                                     Isramco        Jay        Combined         Entries         Consolidated
                                     -------        ---        --------      -------------      ------------
Revenue                              $2,813        $ 784        $3,597         $1,447 (2)          $5,044
                                     ------        -----        ------         ------              ------

Lease operating expense                  34          397           431            346 (2)             777

Interest                                  2           66            68                                 68

Depreciation, depletion and
  amortization                           37          125           162         $  84 (1)              572
                                                                                 326 (2)

Operator expense                        656                        656                                656

Workover                                                                         114 (2)              114

General and administrative            1,254           67         1,321                              1,321
                                      -----        -----        ------                             ------

     Total expenses                   1,983          655         2,638                              3,508
                                      -----        -----        ------                             ------

Income before tax and
  minority interest                     830          129           959                              1,536

Provision for income tax

Minority interest                                                                 135 (3)             135
                                      -----        -----        ------                             ------

NET INCOME                           $  830        $ 129        $  959                             $1,401
                                     ======        =====        ======                             ======

Earnings per share                   $  .03                                                        $  .05
                                     ======                                                        ======

(1) To record depreciation, depletion and amortization of the excess of purchase price over book value of the net assets which was allocated to oil and gas properties.

(2)  To record revenues and direct operating expenses of the Synder Properties.

(2) To record the minority interest in Jay's net income including the revenues in excess of the direct operating expenses of the Synder Properties.





                                                        6